EXHIBIT 32

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Herley Industries, Inc. (the "Company") on Form 10-Q for the quarter ended January 28, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Myron Levy, Chairman of the Board and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          Date:   March 7, 2007

                                          By:     /S/     Myron Levy
                                               -------------------------------
                                          Name:   Myron Levy
                                          Title:  Chairman of the Board and
                                                  Chief Executive Officer



                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Herley Industries, Inc. (the "Company") on Form 10-Q for the quarter ended January 28, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin J. Purcell, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          Date:   March 7, 2007

                                          By:     /S/     Kevin J. Purcell
                                                ------------------------------
                                          Name:   Kevin J. Purcell
                                          Title:  Chief Financial Officer